EXHIBIT 10.27(b)

Supplemental Agreement No. 2

to

Purchase Agreement No. 2484

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 787-8 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of January 20, 2006, by and between THE BOEING COMPANY (Boeing) and Continental Airlines, Inc. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2484 dated December 29, 2004 (the Purchase Agreement), as amended and supplemented, relating to Boeing Model 787-8 aircraft (the Aircraft);

WHEREAS, Customer has selected the General Electric GEnx engine type for the Aircraft;

WHEREAS, Aircraft Description and Selections document has been updated to revision F, and;

WHEREAS, Boeing and Customer have mutually agreed to other terms and conditions modifications of the Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents, Articles, Tables and Exhibits:

1.1 Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 2.

1.2 Remove and replace, in its entirety, the "Articles", with the Articles text attached hereto, to reflect the deletion of text related to engines made by this Supplemental Agreement No. 2.

1.3 Remove and replace, in its entirety, Table 1 (pages 1 and 2) entitled "Purchase Agreement 2484 Aircraft Deliveries, Descriptions, Price and Advance Payments", with revised Table 1 (page 1), attached hereto, to reflect the Customer's selection of the General Electric GEnx engine type for the Aircraft. The engine pricing in Table 1 is based on the GEnx-64B model, and such engine price is subject to change if a difference GEnx model is configured for the Aircraft.

1.4 Remove and replace, in its entirety, Supplemental Exhibit EE1 entitled "Engine Escalation and Engine Warranty", with revised Supplemental Exhibit EE1, attached hereto, to reflect the Customer's selection of the General Electric GEnx engine type for the Aircraft.

2. Letter Agreements:

2.1 Remove and replace, in its entirety, Letter Agreement 6-1162-MSA-547, "Option Aircraft", with the revised Letter Agreement 6-1162-MSA-547R1.

2.2 Remove and replace, in its entirety, Letter Agreement 6-1162-MSA-551, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with the revised Letter Agreement 6-1162-MSA-551R1.

2.3 Remove and replace, in its entirety, Letter Agreement 6-1162-MSA-552R1, "Special Matters", with the revised Letter Agreement 6-1162-MSA-552R2 attached hereto.

2.4 Remove and replace, in its entirety, Letter Agreement 6-1162-MSA-554, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with the revised Letter Agreement 6-1162-MSA-554R1.

2.5 Remove in its entirety, Letter Agreement 6-1162-MSA-609, "Alternate Engine Selection". Customer has selected the General Electric GEnx engine type for the Aircraft. Accordingly, the original intent of the Alternate Engine Selection is obsolete, no actions remain to be taken under this Letter Agreement, which is hereby deleted from the Purchase Agreement.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Michael S. Anderson By: /s/ Gerald Laderman

Its: Attorney-In-Fact  __ Its: Senior Vice President -

Finance & Treasurer

PURCHASE AGREEMENT NUMBER 2484

between

THE BOEING COMPANY

and

ContinenTal airlines, inc.

Relating to Boeing Model 787 Aircraft

SA

ARTICLES NUMBER

1. Quantity, Model and Description 2

2. Delivery Schedule 2

3. Price 2

4. Payment 2

5. Additional Terms 2

TABLE

1. Aircraft Information Table 2

EXHIBIT

A. Aircraft Configuration 1

B. Aircraft Delivery Requirements and Responsibilities 1

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features 1

BFE1. Buyer Furnished Equipment Variables 1

CS1. Customer Support Document 1

EE1. Engine Escalation/Engine Warranty and Patent Indemnity 2

SLP1. Service Life Policy Components 1

SA

LETTER AGREEMENTS NUMBER

6-1162-MSA-546R1 Open Configuration Matters 1

6-1162-MSA-547R1 Option Aircraft 2

6-1162-MSA-549 Spares Initial Provisioning 1

SA

CONFIDENTIAL LETTER AGREEMENTS NUMBER

6-1162-MSA-550 Spare Parts Commitment 1

6-1162-MSA-551R1 [CONFIDENTIAL MATERIAL OMITTED

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2

6-1162-MSA-552R2 Special Matters 2

6-1162-MSA-553R1 Open Matters 1

6-1162-MSA-554R1 [CONFIDENTIAL MATERIAL OMITTED

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2

6-1162-MSA-555 Promotion Support 1

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 1 June 30, 2005

Supplemental Agreement No. 2 January 20, 2006

Purchase Agreement No. 2484

between

The Boeing Company

and

Continental Airlines, Inc.

______________________________

This Purchase Agreement No. 2484 dated as of December 29, 2004 between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to the purchase and sale of Model 787 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates and amends the terms and conditions of the Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA).

Article 1. Quantity, Model, Description and Inspection.

The aircraft to be delivered to Customer will be designated as Model 787-8 aircraft (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to this Purchase Agreement. Twelve (12) months prior to delivery of Customer's first Aircraft, Boeing will provide Customer a Boeing document defining a customer inspection process appropriate to the 787 manufacturing process (787 Inspection Process) which will apply in lieu of inspection processes traditionally applicable to other models of aircraft and will supersede the provisions of Article 5.2 of the AGTA.

Article 2. Delivery Schedule.

The Aircraft will be delivered to Customer in accordance with the scheduled months of delivery of the Aircraft listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 in subject to escalation dollars.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

Article 4. Payment.

4.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2 The standard advance payment schedule for the Model 787 Aircraft requires Customer to make certain advance payments, expressed as a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]%, less the Deposit, on the date of signing of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery. The Aircraft Price for each Aircraft will be re-calculated at the time that Aircraft is delivered using the then available escalation factors for the month when that Aircraft is delivered to calculate the Escalation Adjustment as defined in Supplemental Exhibit AE1.

Article 5. Additional Terms.

5.1 Excusable Delay. Article 7.1 of the basic articles of the AGTA in so far as it applies to the Aircraft only is revised to read as follows:

7.1 General. Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) inability, after commercial reasonable effort, to procure materials, systems, accessories, equipment or parts; (vii) inability, after due and timely diligence, to obtain type certification; or (viii) any other cause to the extent such cause is beyond Boeing's control and not occasioned by Boeing's fault or negligence. A delay resulting from any such cause is defined as an Excusable Delay.

5.2 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification for the Aircraft, (iii) month and year of scheduled deliveries of the Aircraft, (iv) Aircraft Basic Price, (v) escalation factors applicable to the Aircraft and (vi) Advance Payment Base Prices and advance payments applicable to the Aircraft and their schedules.

5.3 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula for the Aircraft.

5.4 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates and other variables applicable to the Aircraft.

5.5 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA with respect to the Aircraft but not with respect to any other aircraft.

5.6 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

5.7 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft (Covered Components).

5.8 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer's purchase of the Aircraft upon approval of Boeing's press release by Customer's public relations department or other authorized representative.

      Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 12 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

DATED AS OF December 29, 2004

CONTINENTAL airlines, inc. By: /s/ Gerald Laderman Its: Senior Vice President-Finance & Treasurer	THE BOEING COMPANY By: /s/ Michael S. Anderson ITS: Attorney-In-Fact

Table 1

Purchase Agreement 2484

Aircraft Delivery, Description, Price and Advance Payments

(787-8/ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT] / 2004 $s / [CONFIDENTIAL MATERIAL OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL TREATMENT] )

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ENGINE ESCALATION AND

ENGINE WARRANTY

between

THE BOEING COMPANY

and

CONTINENTAL airlines, inc.

Supplemental Exhibit EE1 to Purchase Agreement Number 2484

1. ENGINE ESCALATION.

The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for General Electric Aircraft GEnx series engines and all accessories, equipment and parts provided by the engine manufacturer (Engines). The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) - P

Where:

Pa = Engine Price Adjustment.

L = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

x ( ECI

ECIb ) where ECIb is the base year index
(as set forth in Table 1 of this
Purchase Agreement)

M = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] x [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ) where CPIb is the base year index(as set forth in Table 1 of this Purchase Agreement)

P = Engine Price per Aircraft (as set forth in Table 1 of this Purchase Agreement).

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the preceding year will be utilized in determining the value of ECI and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Note: i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the Engine Price Adjustment formula.

iii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the Engine Price Adjustment formula.

iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the Engine Price base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v. The final value of Pa will be rounded to the nearest dollar.

vi. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Values to be Used if Bureau of Labor Statistics are [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] values as defined above, such re-based values will be incorporated in the Engine Price Adjustment calculation.

2.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Engine Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Engine Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note: i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Engine Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Engine Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Engine Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

3.  Engine Warranty

Boeing has obtained from General Electric Company (GE) the right to extend to Customer the provisions of GE's warranty as set forth below (herein referred to as the "Warranty"); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of GE's Warranty as hereinafter set forth, and such Warranty shall apply to all GEnx type engines (including all Modules and Parts thereof), as such terms are defined in the Warranty (GEnx type Engines) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed, or hereinafter execute, a general terms agreement (Engine GTA), then the terms of the Engine GTA shall be substituted for and supersede the provisions of the Warranty and the Warranty shall be of no force or effect and neither Boeing nor GE shall have any obligation arising therefrom. In consideration for Boeing's extension of the GE Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GEnx type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

The Warranty is contained in the Warranty and Product Support Plan set forth in Exhibit C to the applicable purchase contract between GE and Boeing. Copies of the Warranty and Product Support Plan shall be provided to Customer by Boeing upon request.

January 20, 2006

6-1162-MSA-547R1

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Option Aircraft

Reference: Purchase Agreement 2484 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 787-8 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MSA-547 dated June 30, 2005. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to manufacture and sell to Customer up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional Model 787-8 aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1. Aircraft Description and Changes

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment, and subject to the items in section 1.2 below.

1.2 Changes: The Detail Specification will be revised to include:

(i) Changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii) Changes required to obtain required regulatory certificates; and

(iii) Changes mutually agreed upon.

2. Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Optional Features. The Optional Features Prices selected for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. The Airframe Price and the Optional Features Prices for Option Aircraft delivering before [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will be escalated on the same basis as the Aircraft, and will be adjusted to Boeing's then-current escalation provisions as of the date of execution of the definitive agreement for the Option Aircraft.

The engine manufacturer's current escalation provisions, listed in Exhibit Supplement EE1 to the Purchase Agreement, have been estimated to the months of scheduled delivery using commercial forecasts to calculate the Advance Payment Base Price listed in the Attachment to this Letter Agreement. The engine escalation provisions will be revised if they are changed by the engine manufacturer prior to the signing of a definitive agreement for the Option Aircraft.

2.2.3 Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft delivering before [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will be adjusted to Boeing's and the engine manufacturer's then current prices as of the date of execution of the definitive agreement for the Option Aircraft.

3. Payment.

3.1 Customer will pay a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Option Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Option Deposit for that Option Aircraft.

3.2 If Customer exercises its option to acquire an Option Aircraft, advance payments in the amounts and at the times listed in the Attachment will be payable for that Option Aircraft. The remainder of the Aircraft Price for that Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

Customer may exercise an option to acquire an Option Aircraft by giving written notice to Boeing on or before the date [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the first business day of the applicable delivery month listed in the Attachment (Option Exercise Date).

5. Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. If the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 20, 2006

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its_Senior Vice President - Finance & Treasurer

Attachment

Attachment to

Option Aircraft Letter Agreement 6-1162-MSA-547R1

Option Aircraft Delivery, Description, Price and Advance Payments

(787-8 / [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] / 2004 $s / [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

January 20, 2006

6-1162-MSA-551R1

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference: Purchase Agreement No. 2484 (the Purchase Agreement)

between The Boeing Company (Boeing) and Continental

Airlines, Inc. (Customer) relating to Model 787-8 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MSA-551 dated June 30, 2005. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 20, 2006

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Senior Vice President - Finance & Treasurer

Attachment to Letter Agreement

No. 6-1162-MSA-551R1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

January 20, 2006

6-1162-MSA-554R1

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference: Purchase Agreement No. 2484 (the Purchase Agreement)

between The Boeing Company (Boeing) and Continental

Airlines, Inc. (Customer) relating to Model 787-8 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MSA-554 dated June 30, 2005. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 20, 2006

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Senior Vice President - Finance & Treasurer

Attachment

Attachment A to

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

January 20, 2006

6-1162-MSA-552R2

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: Special Matters

Reference: Purchase Agreement No. 2484 (the Purchase Agreement)

between The Boeing Company (Boeing) and Continental

Airlines, Inc. (Customer) relating to Model 787-8 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MSA-552R1 dated June 30, 2005. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Initial [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Option Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. Aircraft Invoices.

Upon Customer request, at the time of Aircraft delivery Boeing agrees to provide a separate invoice addressed to the owner/trustee of such Aircraft specifying the dollar amount to be received at the time of delivery. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11. Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 20, 2006

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Senior Vice President - Finance & Treasurer